                                                                   EXHIBIT 10(A)

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

                            PATENT LICENSE AGREEMENT

     This Patent License Agreement (this "AGREEMENT") is effective as of the Effective Date (as defined below) by and among DUSA Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of New Jersey, having a principal office and place of business at 25 Upton Drive, Wilmington, Massachusetts, USA 01887 ("DUSA") and PhotoCure ASA, a corporation organized and existing under the laws of Norway, having a principal office and place of business at Hoffsveien 48, NO-0377 Oslo, Norway ("PHOTOCURE").

                                    RECITALS:

     WHEREAS, DUSA owns or controls the Licensed Patents (as defined below) in connection with and pursuant to the Amended and Restated License Agreement between PARTEQ Research and Development Innovations, a non-profit corporation without share capital incorporated under the laws of the Province of Ontario and having a principal office and place of business at Queen's University at Kingston, Kingston, Ontario, Canada K7L 3N6 ("PARTEQ"), and DUSA dated March 11, 1998 ("PARTEQ/DUSA AGREEMENT");

     WHEREAS, PhotoCure desires to obtain from DUSA certain license and sublicense rights under the Licensed Patents, and DUSA desires to grant such rights, each under the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.   DEFINITIONS.

     The capitalized terms set forth below and used in this Agreement have the following meanings:

     "AFFILIATE" means any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with an entity. An entity shall be deemed to control another entity if it: (i) owns, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity; (ii) has the right to appoint or nominate (A) fifty percent (50%) or more of the directors of such other entity, or (B) the president or chief executive officer of such other entity; or (iii) has other comparable ownership interest with respect to any entity other than a corporation.

     "ALA ESTERS" means any and all esters of 5-aminolevulinic acid, and any and all salts of such esters.

     "AK/BCC INDICATIONS" means [C.I.] actinic keratosis ("AK INDICATION") or basal cell carcinoma.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

     "ANCILLARY AGREEMENTS" has the meaning provided in Section 5.6(a).

     "BANKRUPTCY LAWS" means Title 11 of the United States Code, as it may be amended from time to time, any successor statute or any applicable state or foreign laws relating to bankruptcy, dissolution, liquidation, winding up or reorganization.

     "CALENDAR QUARTER" means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of any given year.

     "DERMATOLOGICAL INDICATIONS" means the [C.I.] or the diagnosis, treatment or prevention of [C.I.], including diseases or conditions of [C.I.] disorders.

     "DISTRIBUTOR" means a Person other than PhotoCure or an Affiliate of PhotoCure that in a country promotes the sale of, markets, sells and distributes Licensed Products manufactured by or for PhotoCure. For the avoidance of doubt, Distributor does not include [C.I.] activities without being primarily responsible for the [C.I.] of the Licensed Product.

     "DUSA ENTITIES" means DUSA, PARTEQ and Queen's University at Kingston, a body corporate under Royal Charter 1841 (as amended by the Parliament of Canada) having a principal office and place of business at Kingston, Ontario, Canada K7L 3N6.

     "EFFECTIVE DATE" means the later of:

          (a) the date of execution and delivery of this Agreement by both Parties; or

          (b) the date on which all conditions precedent set forth in Section 5.6(a) are satisfied.

     "FIRST COMMERCIAL SALE" means the first sale of a Licensed Product in a country by PhotoCure, its Sublicensees or its Distributors to a Third Party after all required marketing approvals therefor have been granted, or otherwise permitted, by the appropriate governing health authority. First Commercial Sale shall [C.I.] of any Licensed Product [C.I.].

     "GOVERNMENTAL ENTITY" means any governmental authority or any court of competent jurisdiction or administrative agency, commission or instrumentality thereof, and any multi-jurisdictional entity having similar authority to such governmental authority, including the United States Patent and Trademark Office and the United States Food and Drug Administration.

     "HEXVIX PRODUCT" means the pharmaceutical formulation containing [C.I.] substantially in the form approved by the Swedish Medical Products Agency (Lakemedelsverket) (as the reference member state under the European Union mutual recognition procedure) under marketing authorization number 19227 as of the Effective Date for sale in European Union under the trademark "HEXVIX," including any supplements to such approvals changing the manufacturer of (a) such formulation or (b) any component thereof.

     "INDEMNITEE" has the meaning provided in Section 8.4.

     "INDEMNITOR" has the meaning provided in Section 8.4.

     "INFORMATION" means any and all information and data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

     "KENNEDY LICENSED PATENTS" means and is limited to the Patents listed on SCHEDULE A attached to this Agreement, [C.I.].

     "LICENSED PATENTS" means the Kennedy Licensed Patents and Other Licensed Patents.

     "LICENSED PRODUCTS" means any and all pharmaceutical formulations containing an ALA Ester, including the Hexvix Product and the Metvix Product, which formulations are sold by or on behalf of PhotoCure, its Affiliates or any of their Sublicensees or Distributors.

     "METVIX PRODUCT" means the pharmaceutical formulation containing [C.I.] substantially in the form approved by the Swedish Medical Products Agency (Lakemedelsverket) (as the reference member state under the European Union mutual recognition procedure) under marketing authorization number 16338 as of the Effective Date for sale in European Union under the trademark "METVIX" and also approved by the FDA under NDA number 021415 as of the Effective Date for sale in the United States under the trademark "METVIXIA," including any supplements to such approvals changing the manufacturer of (a) such formulation or (b) any component thereof.

     "NET SALES" means, with respect to any Licensed Product, the [C.I.] for such Licensed Product (including such amounts invoiced [C.I.]), less deductions for: [C.I.] in each case, as accounted for in accordance with United States Generally Accepted Accounting Principles, as applicable, or their equivalents in other countries, as applicable, but in any case, consistently applied. Notwithstanding the foregoing, [C.I.] of such Licensed Product and [C.I.] of such Licensed Product in the relevant country in the Territory for the applicable Calendar Quarter. As used herein, [C.I.] means such number of [C.I.] of the applicable Licensed Product, except that following the First Commercial Sale of a particular Licensed Product in the United States (or the first sale of a particular Licensed Product in the United States by PhotoCure, its Subsidiaries or its Distributors to a Third Party under an FDA approved label expanding its clinical indications), such [C.I.] or (ii) (X) [C.I.] per full Calendar Quarter for the first and second full Calendar Quarters following such sale and [C.I.] for any portion of a Calendar Quarter preceding the first full Calendar Quarter following such sale, and (Y) [C.I.] per Calendar Quarter for each of the third and fourth full Calendar Quarters following such sale.

     "NON-DERMATOLOGICAL INDICATIONS" means the diagnosis, treatment or prevention of diseases or conditions affecting humans other than the Dermatological Indications.

     "OTHER LICENSED PATENTS" means and is limited to all Patents, other than the Kennedy Licensed Patents, that are, as of [C.I.] owned by or licensed (with right to grant a sublicense) to DUSA and which cover the Hexvix Product or the Metvix Product [C.I.] including all Patents issuing from or claiming priority from United States patent application [C.I.].

     "PARTY" means PhotoCure and DUSA, individually, and "PARTIES" means PhotoCure and DUSA, collectively.

     "PATENTS" means issued patents and patent applications, including any continuing or divisional applications thereof and any patents issuing on said applications or continuing or divisional applications, including reissues thereof.

     "PERSON" means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

     [C.I.] means only those activities undertaken by PhotoCure or its Sublicensees or Distributors which are [C.I.] which PhotoCure or its Sublicensees believes in good faith is required for [C.I.] and which activities in any case shall be limited to [C.I.] For the avoidance of doubt, [C.I.] do not include any [C.I.] in the United States.

     "REGULATORY APPROVAL" means any and all approvals of NDA's, notices of compliance and marketing authorization applications, or other licenses, registrations or authorizations of any governmental entity (including, to the extent necessary to sell a Licensed Product in Europe, pricing and reimbursement approvals) that are necessary for the commercial sale of a Licensed Product in a regulatory jurisdiction.

     "ROYALTY PERIOD" means, with respect to a country and a Licensed Product, the period of time beginning on the Effective Date and continuing for so long as royalties are payable on Net Sales of such Licensed Product in such country as provided in Section 4.2.

     "SUBLICENSEE" has the meaning provided in Section 2.5(a).

     "TERM" has the meaning provided in Section 10.1.

     "TERRITORY" means all countries of the world in which there are one or more Valid Claims.

     "THIRD PARTY" means any party other than DUSA, PhotoCure or their respective Affiliates. For purposes of Net Sales and First Commercial Sale, a [C.I.] shall not include [C.I.].

     "UNITED STATES" means the United States of America and its territories and possessions.

     "VALID CLAIM" means a claim of a Licensed Patent that has not expired and has not been: (a) abandoned or withdrawn; (b) revoked or held invalid, unenforceable or rejected in a decision of a tribunal of competent jurisdiction (including a patent examiner) and from which no appeal can be taken, or if such appeal can be taken, no appeal has been taken within the applicable deadline; or
(c) lost in any interference proceeding.

     INTERPRETATIVE RULES. For the purpose of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:
(a) defined terms include the plural as well as the singular and the use of any gender shall be deemed to include the other gender; (b) references to Articles, Sections and other subdivisions and to Schedules and Exhibits without reference to a document, are to designated Articles, Sections and other subdivisions of and to Schedules and Exhibits to this Agreement; (c) the use of the term "including" means "including but not limited to"; and (d) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement in whole and not to any particular provision.

2.   GRANT OF LICENSES.

     2.1 Non-U.S. Territory License. Subject to the terms and conditions set forth in this Agreement, during the Term, DUSA hereby grants to PhotoCure a non-exclusive, royalty-bearing license or sublicense, as the case may be, in the Territory (other than the United States) under (a) the Kennedy Licensed Patents to make, have made, use, offer to sell, sell and import Licensed Products for all uses, and (b) the Other Licensed Patents to make, have made, use, offer to sell, sell and import the Hexvix Product

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

and the Metvix Product for all uses, in each case including the right to grant sublicenses to Sublicensees pursuant to Section 2.5.

     2.2 United States Licenses.

          (a) Subject to the terms and conditions set forth in this Agreement, during the Term, DUSA hereby grants to PhotoCure a non-exclusive, royalty-bearing license or sublicense, as the case may be, throughout the United States under (i) the Kennedy Licensed Patents to make, have made, use, offer to sell, sell and import Licensed Products for Non-Dermatological Indications, and
(ii) the Other Licensed Patents to make, have made, use, offer to sell, sell and import the Hexvix Product and the Metvix Product for Non-Dermatological Indications, in each case including the right to grant sublicenses to Sublicensees pursuant to Section 2.5.

          (b) Subject to the terms and conditions set forth in this Agreement, DUSA hereby grants to PhotoCure a non-exclusive, royalty-bearing license or sublicense, as the case may be, throughout the United States under (i) the Kennedy Licensed Patents to make, have made, use, offer to sell, sell and import Licensed Products during the period [C.I.] and (ii) the Other Licensed Patents to make, have made, use, offer to sell, sell and import the Metvix Product during the period [C.I.] in each case including the right to grant sublicenses to Sublicensees pursuant to Section 2.5. For the avoidance of doubt, the license granted in this Section 2.2(b) does not include any right to conduct [C.I.].

          (c) Subject to the terms and conditions set forth in this Agreement, DUSA hereby grants to PhotoCure a non-exclusive, royalty-bearing license or sublicense, as the case may be, throughout the United States under (i) the Kennedy Licensed Patents to make, have made, use, offer to sell, sell and import Licensed Products [C.I.] and (ii) the Other Licensed Patents to make, have made, use, offer to sell, sell and import the Metvix Product [C.I.] in each case including the right to grant sublicenses to Sublicensees pursuant to Section 2.5.

          (d) Subject to the terms and conditions set forth in this Agreement, DUSA hereby grants to PhotoCure a non-exclusive, royalty-bearing license or sublicense, as the case may be, throughout the United States under (i) the Kennedy Licensed Patents to make, have made, use, offer to sell, sell and import Licensed Products [C.I.] for Dermatological Indications, and (ii) the Other Licensed Patents to make, have made, use, offer to sell, sell and import the Metvix Product [C.I.] in each case including the right to grant sublicenses to Sublicensees pursuant to Section 2.5.

          (e) For the avoidance of doubt, nothing in this Section 2.2 or otherwise in this Agreement shall [C.I.] or [C.I.] in the United States for any uses, or manufacturing or importing Licensed Products for such purposes or in anticipation of selling Licensed Products as permitted under this Section 2.2.

          (f) For the avoidance of doubt, [C.I.] shall not be attributed to PhotoCure and its Sublicensees and Distributors, and shall not be deemed to breach any of the restrictions in Section 2.2 or otherwise give rise to a claim [C.I.].

     2.3 Licenses On Unscheduled Patents. If there are any Patents licensed to or owned by DUSA on the Effective Date that claim any composition of matter containing, or any method of use or manufacture of, any ALA Ester or the Hexvix Product or the Metvix Product that are not listed on Schedule

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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                                                                    CONFIDENTIAL

A, PhotoCure shall have and DUSA hereby grants to PhotoCure licenses under such Patents in accordance with and on the same terms as the licenses granted in this Agreement under the Kennedy Licensed Patents, [C.I.].

     2.4 Limitations on Licenses. The licenses and sublicenses granted in Sections 2.1, 2.2 and 2.3 do not include the grant of any rights in or to [C.I.]. Except as expressly set forth in Sections 2.1, 2.2 and 2.3, PhotoCure shall not acquire any license, sublicense or other intellectual property interest under this Agreement, by implication or otherwise, under any Patents owned or controlled by DUSA or its Affiliates. For the avoidance of doubt, DUSA shall not acquire any license or other intellectual property interest under this Agreement, by implication or otherwise, under any Patents owned or controlled by PhotoCure.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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     2.5 Conditions for Sublicenses and Distribution.

          (a) Each Person to whom PhotoCure or a Sublicensee has granted a sublicense under and in accordance with this Agreement shall be deemed to be a sublicensee hereunder (a "SUBLICENSEE"). The right of PhotoCure or any Sublicensee to grant sublicenses to other Sublicensees pursuant to Sections 2.1,
2.2 and 2.3 is conditioned upon the requirements set forth in this Section 2.5. PhotoCure shall [C.I.] and the [C.I.] under this Agreement, by reason of sales of any Licensed Products by Sublicensees or Distributors and their compliance with all applicable licensing terms of this Agreement to the extent that they are applicable to a Sublicensee. All sublicenses granted hereunder will be in writing and their terms shall reflect the requirements set forth in this Agreement. Any Affiliate of PhotoCure which makes, uses, sells or offers for sale any Licensed Product shall be granted a sublicense hereunder by PhotoCure in accordance with the terms of this Section 2.5. Without limiting the generality of any of the foregoing, PhotoCure shall contractually require each Sublicensee and each Distributor to: (1) agree to comply with Sections 2.5 (Conditions for Sublicenses and Distribution), 6.3 (Records Retention), 8 (Indemnification), 9 (Confidentiality), and 10.5 (Effect of Termination by DUSA) of this Agreement; and (2) agree that DUSA is a third party beneficiary with a right of enforcement of such Sublicensee's or Distributor's compliance with such terms; provided, that PhotoCure has failed to enforce such terms [C.I.] after notice from DUSA.

          (b) PhotoCure may grant sublicenses hereunder without first obtaining the prior written consent of DUSA, subject to its compliance with the terms of this Section 2.5. PhotoCure shall notify DUSA [C.I.] of all such sublicenses. DUSA hereby acknowledges that PhotoCure has granted a sublicense to Galderma S.A. and its Affiliates.

          (c) PhotoCure hereby [C.I.] and [C.I.] this Agreement to the extent the performance or lack of performance is a breach of this Agreement. For the avoidance of doubt, any act or omission by any Sublicensee or Distributor that breaches any obligation of PhotoCure under this Agreement or any obligation sublicensed to such Sublicensee or Distributor under this Agreement shall be deemed a breach by PhotoCure and DUSA shall be entitled to all available remedies under this Agreement, including, termination of the rights sublicensed to such parties pursuant to the terms of Section 10.2 of this Agreement.

          (d) PhotoCure shall provide DUSA [C.I.] granting a sublicense hereunder to any Sublicensee [C.I.] following its execution by such Sublicensee and the other parties thereto [C.I.].

3. [C.I.] All rights and licenses granted pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of [C.I.]. PhotoCure, as a licensee of such rights under this Agreement, shall [C.I.] under any of the [C.I.]. To the fullest extent permitted by law, in the event of the [C.I.] shall be entitled to all applicable rights [C.I.].

4. ROYALTIES.

     4.1 Pre-Paid Royalty Payment. Upon June 1, 2006, PhotoCure shall pay to DUSA a one-time, non-refundable payment of one million U.S. dollars (US $1,000,000) which, during the Term, shall be creditable toward future royalties under Section 4.2. PhotoCure shall be entitled to take such credit

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

during each Calendar Quarter during the Term until such credit is exhausted, provided that PhotoCure shall not be entitled to reduce royalty payments for any particular Calendar Quarter [C.I.]. During the Term, any unused credit shall be carried over and credited against royalties payable by PhotoCure in succeeding Calendar Quarters until the entire credit is exhausted. Upon the expiration or termination of this Agreement for any reason, any then remaining unused credit shall be forfeited and no longer creditable or due to PhotoCure in any manner whatsoever.

     4.2 Royalties on Net Sales.

          (a) Non-Dermatological Indications. Subject to Section 4.3, PhotoCure shall pay DUSA a royalty equal to [C.I.] of all Net Sales of each Licensed Product, including the Hexvix Product, in [C.I.] in the Territory in which PhotoCure has received Regulatory Approval of such Licensed Product for any use for [C.I.] in such country from the Effective Date and continuing for so long as such Licensed Product is approved for any Non-Dermatological Indication claimed by a Valid Claim in such country.

          (b) Sales for Dermatological Indications Generally. Subject to Section 4.3, except with respect to Net Sales in the United States of Licensed Products, including the Metvix Product, for Dermatological Indications with respect to which a royalty is due to be paid to DUSA under Sections 4.2(c) or (d), PhotoCure shall pay DUSA a royalty on Net Sales of each Licensed Product, including the Metvix Product, [C.I.] in the Territory in which PhotoCure has received Regulatory Approval of such Licensed Product for any use for [C.I.] in such country beginning on the Effective Date and continuing for so long as such Licensed Product is approved for any Dermatological Indication claimed by a Valid Claim in such country according to the following schedule:

ANNUAL NET SALES IN THE TERRITORY FOR DERMATOLOGICAL INDICATIONS         ROYALTY RATE
----------------------------------------------------------------   ------------------------
Increment that [C.I.]                                              [C.I.] of such Net Sales
Increment that [C.I.] but less than [C.I.]                         [C.I.] of such Net Sales
Increment that [C.I.] but less than [C.I.]                         [C.I.] of such Net Sales
Increment that [C.I.] but less than [C.I.]                         [C.I.] of such Net Sales
Increment that [C.I.]                                              [C.I.] of such Net Sales

Subject to Section 4.3, "Annual Net Sales in the Territory for Dermatological Indications" as set forth in the table above means any and all Net Sales of all Licensed Products in all countries in the Territory on which royalties are payable under this Section 4.2(b).

          (c) Sales for Dermatological Indications in the United States [C.I.] and [C.I.]. Subject to Section 4.3, with respect to Net Sales in the United States made after [C.I.] of Licensed Products, including the Metvix Product, for which PhotoCure has received Regulatory Approval in the United States

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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for use for any Dermatological Indication claimed by a Valid Claim in the United
States, PhotoCure shall pay DUSA a royalty on such Net Sales in an amount equal to one of the following percentages [C.I.]:

               (1) at times that the United States Food and Drug Administration ("FDA") has approved a Licensed Product for sale for the AK Indication (and the AK Indication is claimed by a Valid Claim of a United States patent) and has not approved any Licensed Product for sale for any other Dermatological Indication:
[C.I.] of all such Net Sales;

               (2) at times that the FDA has approved a Licensed Product for sale for a Dermatological Indication other than the AK Indication (and such other Dermatological Indication is claimed by a Valid Claim of a United States patent), and either (a) the FDA has not approved a Licensed Product for sale to diagnose, treat or prevent acne vulgaris; or (b) the FDA has approved a Licensed Product for sale to diagnose, treat or prevent acne vulgaris but such use is not claimed in a Valid Claim of a United States patent: [C.I.] of all such Net Sales (the parties have agreed to this figure as an accommodation to reflect that, while some portion of Net Sales in this case are likely to be for non-AK Indication uses not possibly covered by any Licensed Patent, ascertaining the percentage of possibly covered versus non-covered sales would likely be impossible or unreasonably expensive);

               (3) at times that the FDA has expanded the approved uses for the Metvix Product sold under the trademarks "METVIX" or "METVIXIA" to include the diagnosis, treatment or prevention of acne vulgaris and such use is claimed in a Valid Claim of a United States patent: [C.I.] of all such Net Sales (the parties have agreed to this figure as an accommodation to reflect that, while some portion of Net Sales in this case may be for uses other than diagnosing, treating or preventing actinic keratosis or acne vulgaris that could not possibly be covered by any Licensed Patent, ascertaining the percentage of possibly covered versus non-covered sales would likely be impossible or unreasonably expensive); and

               (4) at times that the FDA has approved a Licensed Product for sale to diagnose, treat or prevent acne vulgaris and such use is claimed in a Valid Claim of a United States patent and such Licensed Product either is a different formulation than any of the Hexvix Product or the Metvix Product, or is sold under a trademark other than "METVIX" or "METVIXIA": [C.I.] of such Net Sales of such Licensed Products and [C.I.] of such Net Sales of all other Licensed Products (the parties have agreed to this figure as an accommodation to reflect that, while some portion of Net Sales in this case may be for uses other than diagnosing, treating or preventing actinic keratosis or acne vulgaris that could not possibly be covered by any Licensed Patent, ascertaining the percentage of possibly covered versus non-covered sales would likely be impossible or unreasonably expensive).

          (d) Sales for Dermatological Indications [C.I.]. Subject to Section 4.3, PhotoCure shall pay DUSA a royalty on Net Sales in the United States made [C.I.] and [C.I.] of Licensed Products, including the Metvix Product, for which PhotoCure has received Regulatory Approval in the United States for use for any Dermatological Indications claimed by a Valid Claim in the United States in an amount equal to one of the following percentages [C.I.]:

               (1) at times that the FDA has not approved a Licensed Product for sale to treat acne vulgaris: [C.I.] of such Net Sales [C.I.];

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

               (2) at times that the FDA has approved a Licensed Product for sale to diagnose, treat or prevent acne vulgaris (and such use is claimed in a Valid Claim of a United States patent) and such Licensed Product is neither a different formulation than the Hexvix Product or the Metvix Product nor sold under a trademark other than "METVIX" or "METVIXIA": [C.I.] of all such Net Sales of such Licensed Products and [C.I.] of all such Net Sales of other Licensed Products (the parties have agreed to this figure as an accommodation to reflect that, while some portion of Net Sales in this case are likely to be for non-acne vulgaris uses not possibly covered by any Licensed Patent, ascertaining the percentage of possibly covered versus non-covered sales would likely be impossible or unreasonably expensive); and

               (3) at times that the FDA has approved a Licensed Product for sale to diagnose, treat or prevent acne vulgaris (and such use is claimed in a Valid Claim of a United States patent) and such Licensed Product is either a different formulation than the Hexvix Product or the Metvix Product or sold under a trademark other than "METVIX" or "METVIXIA": [C.I.] of such Net Sales of such Licensed Product and [C.I.] of all such Net Sales of all other Licensed Products.

     4.3 Current Products and Existing Licensed Products. The Parties agree that, for purposes of this Article 4, (a) [C.I.] and (b) with respect to photodiagnosis and with respect to the AK/BCC Indications and acne vulgaris, the [C.I.]. [C.I.] shall be payable under Section 4.2 with respect to any Kennedy Licensed Patent (i) for any Net Sales of the Hexvix Product or the Metvix Product [C.I.] or (ii) for any Net Sales of the Hexvix Product or the Metvix Product [C.I.]. The foregoing and Schedule 4.3 do not address [C.I.] if any, on [C.I.] of other Licensed Products, new esters of ALA, or other Licensed Products nor do they address [C.I.] if any, in respect of [C.I.] that may [C.I.].
Schedule 4.3 is provided for the convenience of the parties in determining the royalties payable under this Agreement and neither Party shall be deemed to make any admission in Schedule 4.3 or otherwise about the validity, enforceability or infringement of any of the Kennedy Licensed Patents.

     4.4 Royalty Period. Upon the expiration of the Royalty Period for a Licensed Product in a country, the licenses and sublicenses granted to PhotoCure pursuant to Sections 2.1, 2.2 and 2.3 in respect of such Licensed Product and such country, and any and all sublicenses granted to Sublicensees thereunder, shall become non-exclusive, royalty-free licenses and sublicenses for the remainder of the patent term of the Licensed Patents, if any, in such countries, but shall otherwise continue in accordance with their terms.

5.   REPRESENTATIONS AND WARRANTIES; COVENANTS; CONDITIONS.

     5.1 DUSA's Representations and Warranties. As of the Effective Date, DUSA represents and warrants to PhotoCure that:

          (a) DUSA has the full right, power and authority to enter into this Agreement, and to grant the licenses and sublicenses granted under Sections 2.1,
2.2 and 2.3 hereof;

          (b) DUSA has not previously granted and will not grant any rights in conflict with the rights and licenses granted herein;


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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          (c) DUSA has received no notice of breach from PARTEQ under the
PARTEQ/DUSA Agreement and DUSA is not in default under the PARTEQ/DUSA
Agreement;

          (d) The Patents listed on Schedule A are, as of the Effective Date, all of the Patents licensed to or owned by DUSA that claim any composition of matter containing, or any method of use or manufacture of, the Hexvix Product or the Metvix Product.

          (e) The execution, delivery and performance of this Agreement do not:
(i) conflict with DUSA's charter and by-laws; (ii) conflict with or result in any violation of or default under any instrument, judgment, order, writ, decree, contract or provision; (iii) give rise to any event that results in the creation of any lien, charge or encumbrance upon any assets of DUSA or the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval that applies to DUSA, its business or operations or any of its assets or properties; (iv) conflict with or result in any violation of or default under any rights granted by DUSA to any Third Party; or (v) breach any obligation that DUSA has to any Third Party;

          (f) There are no actions before any court or governmental agency or other tribunal, except for those pending as of the Effective Date before governmental patent agencies or listed on SCHEDULE 5.1(F), relating to the Licensed Patents; and DUSA has not received any notice or claim asserting, and has no knowledge of, any infringement, opposition, conflict or interference in respect of the practice, or the proposed practice of the Licensed Patents; and

          (g) The PARTEQ/DUSA Agreement is in full force and effect as of the Effective Date and that, as of the Effective Date, neither of the parties to the PARTEQ/DUSA Agreement is in default in the performance of its obligations thereunder.

     5.2 PhotoCure's Representations and Warranties. As of the Effective Date, PhotoCure represents and warrants to DUSA that:

          (a) PhotoCure has the full right, power and authority to enter into this Agreement; and

          (b) The execution, delivery and performance of this Agreement do not:
(i) conflict with PhotoCure's or its Affiliates' charter and by-laws; (ii) conflict with or result in any violation of or default under any instrument, judgment, order, writ, decree, contract or provision; (iii) give rise to any event that results in the creation of any lien, charge or encumbrance upon any assets of PhotoCure or its Affiliates or the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval that applies to PhotoCure or its Affiliates, their business or operations or any of their assets or properties; (iv) conflict with or result in any violation of or default under any rights granted by PhotoCure or any of its Affiliates to any Third Party; or (v) breach any obligation that PhotoCure or any of its Affiliates has to any Third Party.

     5.3 Disclaimers of DUSA. Nothing in this Agreement shall constitute a representation or warranty by DUSA that:


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information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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          (a) any patent applications included in the Licensed Patents shall proceed to grant;

          (b) any of the Licensed Patents are valid or enforceable;

          (c) the sale, offer for sale or use of Licensed Products do not and will not infringe on any intellectual property rights of Third Parties; or

          (d) the exercise of the rights granted under this Agreement does not or will not infringe on any intellectual property rights of Third Parties.

     5.4 General Disclaimers. [C.I.]

     5.5 Covenants. The following shall apply to all Licensed Products for Dermatological Indications and, in the case of subsection (c), all products covered by any of the Licensed Patents that are sold by or for DUSA, including its Levulan(R) 5-aminolevulinic acid product:

          (a) PhotoCure agrees, and agrees to also require each Sublicensee and Distributor, [C.I.] that are not permitted under Section 2.2(e), including such [C.I.] in which the [C.I.] including supporting related [C.I.] or (ii) prior to [C.I.] any activity in respect of a Licensed Product that is not permitted by the license grant in Section 2.2(b) [C.I.].

          (b) PhotoCure agrees, and agrees to also require of each Sublicensee and Distributor, [C.I.] of Licensed Products for [C.I.] by physicians, hospitals, clinics, pharmacists or other healthcare or cosmetic service providers in the United States, at any time during the Term which is (X) [C.I.] with respect to the [C.I.] and (Y) [C.I.] with respect to Dermatological Indications other than the [C.I.].

          (c) PhotoCure and DUSA agree, and agree to also require of each Sublicensee and Distributor, that all [C.I.] in the United States by PhotoCure, DUSA and their respective Sublicensees, Distributors and/or any of their respective agents, sales representatives, employees, officers or directors, including [C.I.] any Licensed Products and any products made or sold by or on behalf of DUSA at any time shall at all times be undertaken in accordance in all material respects with and not in violation of applicable laws, regulations, rules and issued industry guidances of the United States Food and Drug Administration, or the successor thereto; provided however that in the case of issued industry guidances, it is acknowledged and agreed that non-compliance with issued industry guidances shall not be considered a breach of this Agreement or of any sublicense agreement if such non-compliance is otherwise in compliance with applicable laws, regulations and rules.

     5.6 Conditions Precedent.

          (a) This Agreement shall not become effective until each of the following agreements has been executed and delivered by the Parties and all other parties thereto:


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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               (i)  the letter agreement attached hereto as SCHEDULE 5.6(A)(I)
                    terminating the Mediation Agreement entered into by PhotoCure, DUSA and Queen's University at Kingston as of the 17th of August, 2004; and

               (ii) unless waived by PhotoCure, the Non-Disturbance Agreement attached hereto as SCHEDULE 5.6(A)(II) (collectively, (i) and (ii), the "ANCILLARY AGREEMENTS").

          (b) Notwithstanding the need to satisfy the conditions identified under Section 5.6(a) in order for this Agreement to become effective, each of the Parties agrees to use its diligent, commercially reasonable efforts to close the transactions contemplated by this Agreement and the Ancillary Agreements in order for each of the conditions set forth in Section 5.6(a) to become satisfied as soon as reasonably possible.

     5.7 PARTEQ/DUSA Agreement Covenant. DUSA shall not [C.I.] or enter into [C.I.] that, in either case, [C.I.] under this Agreement, [C.I.].

6.   PAYMENTS AND REPORTS.

     6.1 Royalty Payments.

          (a) All royalty payments due hereunder shall be paid quarterly within [C.I.] of the end of each Calendar Quarter. Each such payment shall be accompanied by a statement of the amount of gross sales, the calculation of Net Sales during such quarter and the amount of royalties due on such Net Sales, product-by-product, by selling party (i.e., whether PhotoCure or any Sublicensee or Distributor), [C.I.] and on a consolidated basis; provided however, except as expressly requested by DUSA, for purposes of making such reports to DUSA, PhotoCure shall consolidate its Net Sales together with the Net Sales of its Affiliates.

          (b) PhotoCure shall report to DUSA the date of First Commercial Sale in each country within [C.I.] of its occurrence and with respect to [C.I.] during any quarter.

          (c) The obligation to pay royalties to DUSA under Section 4.2 is imposed only once with respect to each sale of Licensed Product regardless of the number of patents pertaining thereto. In calculating the above royalty due with respect to Net Sales of such Licensed Products during any period of less than a calendar year, the foregoing thresholds for a calendar year Net Sales shall be pro-rated in accordance with the duration of such period. PhotoCure shall only be entitled to a credit against royalties once with respect to any particular sale of a Licensed Product in any country pursuant to any provision in this Agreement. There shall be [C.I.] under Section 4.2 on sales of Licensed Products [C.I.] but in such instances the obligation to pay royalties shall arise upon the sale by PhotoCure, Sublicensees or Distributors to other Third Parties. Following the end of each calendar year, the Parties shall reconcile (true-up) any adjustments in the last payment of each year.


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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     6.2 Mode of Payment. All statements submitted by PhotoCure shall be stated
in U.S. Dollars. All payments to be made by PhotoCure to DUSA under this Agreement shall be made in United States dollars and shall be paid by bank wire transfer in immediately available funds to such bank account as may be designated in writing by DUSA or PhotoCure, respectively, from time to time. In the case of sales outside the United States, the rate of exchange to be used in computing the quarterly amount of currency equivalent in United States dollars due DUSA shall be made at [C.I.] as of the last day of such Calendar Quarter (or, in the case of all sales [C.I.] the [C.I.] as of the last day of such Calendar Quarter).

     6.3 Records Retention. For purposes of this Agreement, PhotoCure shall keep complete and accurate records pertaining to all sales of Licensed Products in the Territory (including all such sales made by any Sublicensee or Distributor) and covering all transactions from which Net Sales under this Agreement are derived for a [C.I.] after the year in which such sales occurred, and in sufficient detail to permit DUSA to confirm the accuracy of royalty payments due hereunder. In addition each Sublicensee and Distributor shall keep complete and accurate records pertaining to all of its respective sales of Licensed Products in the Territory and covering all transactions from which Net Sales under this Agreement are derived for a period of [C.I.] after the year in which such sales occurred, and in sufficient detail to permit DUSA to confirm the accuracy of royalty payments due hereunder.

     6.4 Audit Request. At the request and expense (except as provided below) of DUSA, PhotoCure and its Affiliates shall each permit an independent, certified public accountant [C.I.] at reasonable intervals and times and upon reasonable notice [C.I.] unless DUSA is required to do so to comply with applicable laws or generally accepted auditing standards), to examine those records and all other material documents relating to or relevant to Net Sales under this Agreement in the possession or control of PhotoCure or its Affiliates for a period of [C.I.]. In each case, the accounting firm shall disclose to DUSA only whether the royalty reports are correct or incorrect and the amount of any discrepancy. No other information shall be provided to DUSA. In the event that such inspection shall indicate that in any calendar year the royalties which should have been paid by PhotoCure are [C.I.] than those which were actually paid by PhotoCure, then PhotoCure [C.I.] of such inspection. DUSA shall treat all financial information subject to review under this Section 6.4 in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with PhotoCure and its Affiliates, , as the case may be, obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

     6.5 Taxes. If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in Section 6, [C.I.] as may be required and shall [C.I.] set forth in Section 6. PhotoCure shall [C.I.] within a reasonable period of time. The party responsible for making payments to DUSA hereunder, whether PhotoCure or a Sublicensee, shall be solely responsible for any and all currency transfer taxes, other transfer taxes and wire transfer fees arising from making of such payment to DUSA, and there will be no deduction in the payments due DUSA for such taxes or fees.


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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     6.6 Default in Royalty Payments. If there remains an uncured and undisputed default after PhotoCure has been given notice thereof and an opportunity to cure pursuant to Section 10.2 with respect to any failure of PhotoCure to comply with its obligations pursuant to Sections 4 and 6, then in addition to all other remedies available to DUSA at law or in equity, and without relieving PhotoCure from liability for payment due with respect to Net Sales by Sublicensees or Distributors (except to the extent such payments are made by such Sublicensees or Distributors pursuant to Section 10.5(b)), immediately upon DUSA giving notice to PhotoCure, [C.I.] shall take effect.

7.   PATENT ENFORCEMENT AND INFRINGEMENT.

     7.1 PhotoCure shall not have any right to institute enforcement or infringement actions relating to the Licensed Patents.

8.   INDEMNIFICATION.

     8.1 Mutual. Each Party shall defend, indemnify and hold the other Party and its Affiliates and Sublicensees and Distributors, and their respective directors, officers, employees and agents, harmless from and against [C.I.] (any of the foregoing, a "CLAIM") arising out of or resulting from any breach of a representation, warranty, covenant or agreement of the indemnifying Party under this Agreement.

     8.2 By PhotoCure. PhotoCure shall indemnify and hold DUSA, PARTEQ, Queen's University at Kingston, Kingston, Ontario, and Royal Military College of Canada, Kingston, Ontario, and their respective directors, trustees, officers, employees, shareholders and agents, harmless from and against any and all Claims asserted by Third Parties [C.I.].

     8.3 Costs of Enforcement. As the Parties intend [C.I.] any provision of this Section 8 shall [C.I.] by the indemnifying Party.

     8.4 Conditions to Indemnification. A person or entity that intends to claim indemnification under this Section 8 (the "INDEMNITEE") shall [C.I.] notify the indemnifying Party (the "INDEMNITOR") of any Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Indemnitee whether or not such Third Party claim is rightfully brought; provided, however, that [C.I.] shall have the right [C.I.] (a) if Indemnitor does not assume the defense, or (b) if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other person represented by such counsel in such proceedings. The indemnity agreement in this Section 8 shall not apply to [C.I.] of any Claim if [C.I.]. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, only if prejudicial to


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Section 8, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Section 8. The Indemnitee under this
Section 8, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any Claim covered by this
Section 8.

9.   CONFIDENTIALITY.

     9.1 Non-Disclosure. All Information disclosed by one Party to the other Party shall be maintained in confidence by the receiving Party and shall not be disclosed to any Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Information:

          (a) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party's business records;

          (b) is in the public domain by use and/or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party;

          (c) is subsequently disclosed to the receiving Party by a Third Party who the receiving Party believes may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

          (d) is developed by the receiving Party independently of Information received from the disclosing Party, as documented by the receiving Party's records.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

     9.2 Permitted Disclosures.

          (a) If a Party is required by judicial or administrative process to disclose Information of the other Party that is subject to the non-disclosure provisions of this Section 9, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 9.

          (b) If it is deemed necessary by counsel to the receiving Party that Information be disclosed to such Party's outside attorneys, independent accountants or financial advisors for the sole purpose of enabling such attorneys, independent accountants or financial advisors to provide advice to the


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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receiving Party, then such Information may be disclosed on the condition that such attorneys, independent accountants and financial advisors agree to be bound by confidentiality and non-use obligations that are substantially the same as those contained in this Agreement.

     9.3 Permitted Disclosure Procedure.

          (a) In the event a Party is required to make a disclosure of the other Party's Information pursuant to Section 9.2(a), it shall provide the other Party advance notice of such disclosure sufficient to permit the other Party to seek confidential treatment of such Information. The Party disclosing the other Party's Information pursuant to law or court order shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information. The Parties expressly acknowledge that each Party, as and to the extent it might be required to do so in the future, may file a copy of this Agreement with the Securities and Exchange Commission or corresponding foreign Governmental Entity (the "SEC") in accordance with public reporting requirements imposed by applicable law, regulation, or securities exchange rules. In such event, such filing Party shall request confidential treatment of sensitive terms hereof to the extent such confidential treatment is reasonably available to such filing Party under the prevailing circumstances. The filing Party shall coordinate in advance with the other Party with regard to the terms of this Agreement that the filing Party shall seek to be redacted in any such SEC filings, and the filing Party shall use reasonable efforts to seek confidential treatment for such mutually agreed terms; provided that notwithstanding the foregoing, each Party shall retain ultimate control and responsibility for their respective disclosures to the SEC and the public generally, as such are required by applicable law, regulation, or securities exchange rules.

          (b) PhotoCure may provide an unredacted or redacted copy of this Agreement to Sublicensees and Distributors; provided, such Persons agree that the existence and terms of this Agreement shall be protected under confidentiality, non-disclosure, non-use provisions no less restrictive than those set forth in this Agreement. DUSA may provide an unredacted or redacted copy of this Agreement to PARTEQ; provided, that PARTEQ agrees that the existence and terms of this Agreement shall be protected under confidentiality, non-disclosure, and non-use provisions no less restrictive than those set forth in this Agreement.

     9.4 PhotoCure acknowledges and agrees that DUSA is obligated to provide to PARTEQ certain Information of PhotoCure relating to the payment of royalties hereunder and the reporting of Net Sales in connection therewith, and that DUSA may do so provided such Information be provided to PARTEQ pursuant to the confidentiality and non-use obligations of the PARTEQ/DUSA Agreement.

     9.5 No Disclosure.

          (a) Subject to Sections 9.2 and 9.3, no disclosure of the existence or the terms of this Agreement may be made by either Party, and neither Party shall use the name, trade name or logo of the other Party or its Affiliates or Sublicensee or their respective employees, in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law.


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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          (b) Upon the Effective Date, the Parties shall issue press release(s)
in the form(s) attached hereto as Schedule 9.5(b).

10.  TERM; TERMINATION.

     10.1 Term and Expiration. The term of this Agreement (the "TERM") shall commence upon the Effective Date and, unless terminated earlier pursuant to Sections 10.2 or 10.3, shall continue until the expiration of all Royalty Periods.

     10.2 Termination for Cause. Either Party may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in the event the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder and such breach or default shall have continued for [C.I.] after written notice of such breach or default was provided to the Party in breach or default specifying the nature of such breach or default and stating the intent to terminate under this Section
10.2. Any such termination shall become effective at the end of such [C.I.] period unless the Party in breach has cured any such breach or default prior to the expiration of such [C.I.] period. The right of either Party to terminate this Agreement as provided in this Section 10.2 shall not be affected in any way by its waiver or failure to take action with respect to any previous breach or default. Notwithstanding the foregoing, no attempt to terminate under this
Section 10.2 shall be effective pending completion of any dispute resolution proceeding arising out of such attempted termination, breach or default.

     10.3 Termination in Connection with Bankruptcy. DUSA may terminate this Agreement effective immediately in the event that PhotoCure: (i) has been become insolvent or has dissolved or liquidated or files, has filed or had filed against it a petition, case or other proceeding under any Bankruptcy Laws and such petition, case or proceeding, if filed against it, has not been dismissed within [C.I.] days of the filing; (ii) makes a general assignment for the benefit of creditors; or (iii) has a receiver, custodian, trustee or other Person exercising similar functions appointed for all or substantially all of its assets.

     10.4 Effect of Expiration of this Agreement. Upon the expiration of the Term in accordance with Section 10.1, the licenses and sublicenses granted to PhotoCure pursuant to Sections 2.1, 2.2 and 2.3, and any and all sublicenses granted to Sublicensees thereunder, shall become perpetual, royalty-free licenses and sublicenses, but shall otherwise continue in accordance with their terms.

     10.5 Effect of Termination of this Agreement.

          (a) Breach by PhotoCure; Rights of DUSA to Terminate. If this Agreement is terminated by DUSA pursuant to Sections 10.2 or 10.3, in addition to all other remedies available to DUSA at law or in equity, the licenses and sublicenses granted to PhotoCure pursuant to Sections 2.1, 2.2 and 2.3 shall terminate as of such termination date. To the extent a breach or default giving rise to a termination under Section 10.2 relates to [C.I.] any termination under
Section 10.2 shall be limited to [C.I.] including termination of all licenses and sublicenses to make, have made, use, offer to sell, sell or import any Licensed Product for any [C.I.] and to the extent a breach or default giving rise to a termination under Section 10.2 relates to [C.I.] any termination under
Section 10.2 shall be limited [C.I.] including termination of all


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that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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licenses and sublicenses to make, have made, use, offer to sell, sell or import any Licensed Product for any [C.I.].

          (b) Sublicensees. In the event that PhotoCure's licenses under this Agreement are terminated or DUSA exercises its rights under Section 6.6, with respect to each sublicense which has been granted under this Agreement to one or more Sublicensees, then DUSA agrees to grant to each such Sublicensee (other than an Affiliate of PhotoCure) a direct license under the terms and conditions of this Agreement and such license shall be of the same scope sublicensed to such Sublicensee, provided, that such Sublicensee (1) agrees to be bound to DUSA under the terms and conditions of this Agreement applicable to such sublicense;
(2) the Sublicensee is not in breach of its sublicense agreement with PhotoCure or in breach of any obligations sublicensed to such Sublicensee under this Agreement; (3) the Sublicensee pays to DUSA any amount due and owing under this Agreement with respect to such sublicense at the time of termination that has not been paid by PhotoCure; and (4) the Sublicensee shall directly pay to DUSA all royalties due to DUSA on the sales invoiced by such Sublicensee in accordance with this Agreement after taking into consideration the aggregation of Net Sales made by all parties and with appropriate true-up after annual sales are reported. In such event, DUSA shall not become obligated under any commitments or undertakings made to such Sublicensee and in no event (X) shall DUSA have any obligations to such Sublicensee other than applicable obligations which are expressly set forth in this Agreement, and (Y) any obligations that DUSA does have to such Sublicensee shall be limited to and no greater in scope than the applicable obligation DUSA has agreed to undertake in this Agreement. Sublicensees are intended third-party beneficiaries of, and shall have the right to enforce, this Section 10.5(b).

          (c) Breach by DUSA. If PhotoCure exercises its remedies under Section 10.2, it may elect to continue all licenses and other rights granted to it under this Agreement, in which case the following provisions, in addition to those set forth in Section 10.6 below, shall continue: 2, 4, and 6.

     10.6 Effect of Expiration or Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including the obligation to pay royalties for Licensed Product(s) sold prior to such expiration or termination. The provisions of Section 9 shall survive the expiration or termination of this Agreement and shall continue in effect for [C.I.] thereafter. In addition, the provisions of Sections 1, 6, 8, 10 and 11, and any other provision of this Agreement that by its terms survives, shall survive any expiration or termination of this Agreement.

11.  MISCELLANEOUS.

     11.1 Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement (other than a failure to make any payments due under this Agreement) to the extent that such failure or delay is caused by or results from embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God or acts or omissions of governmental agencies. The affected Party shall notify

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

the other Party of such force majeure circumstances [C.I.] and shall [C.I.] undertake all reasonable efforts necessary to mitigate such force majeure circumstances.

     11.2 Assignment/Change of Control. Except as provided in Section 2.5 and this Section 11.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by PhotoCure without the written consent of DUSA; provided, however, that PhotoCure may, without such consent, assign this Agreement and all or substantially all of its rights and obligations hereunder to: (a) an Affiliate of PhotoCure; or (b) any Third Party in connection with the transfer or sale to such Third Party of all or substantially all of PhotoCure's business with respect to the Licensed Products; or (c) any Third Party in the event of PhotoCure's merger, consolidation or reorganization. DUSA may freely assign and otherwise transfer this Agreement, or any right or obligation of DUSA hereunder, without obtaining the written consent of PhotoCure, so long as PhotoCure's and its Sublicensees' rights are not adversely affected. Any attempted assignment not in accordance with this Section 11.2 shall be void. Any permitted assignee shall assume in writing all assigned obligations of its assignor under this Agreement. The Party making any assignment permitted under this Section 11.2 shall provide prompt written notice to the other Party of such assignment.

     11.3 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect such provisions shall be limited or eliminated to the minimum extent necessary, and to the extent such provisions are limited or eliminated the Parties shall use their best efforts to reform such provisions, in each case so as to give effect to the intent of the Parties hereunder. In such event, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and this Agreement will otherwise remain in full force and effect and enforceable.

     11.4 Notices. All notices which are required or permitted hereunder shall be in writing and either delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier), or sent by internationally-recognized overnight courier (signature required), addressed as follows:

     If to DUSA, to:      DUSA Pharmaceuticals, Inc.
                          25 Upton Drive
                          Wilmington, Massachusetts 01887
                          USA
                          Attn: D. Geoffrey Shulman, M.D. FRCPC
                          P: 978-657-7500
                          F: 978-657-9193

     With copy to:        Nanette Mantell, Esq.
                          Reed Smith LLP
                          Princeton Forrestal Village

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

                          136 Main Street - Suite 250
                          Princeton, New Jersey 08543
                          USA
                          P: 609-514-5842
                          F: 609-951-0824

     If to PhotoCure, to: PhotoCure ASA
                          Hoffsveien 48
                          N-0377 Oslo
                          NORWAY
                          Attn: President & CEO
                          Fax: +47 22 06 22 18

     With a copy to:      Wiggin and Dana LLP
                          400 Atlantic Street
                          Stamford, CT 06911
                          USA
                          Attn: James F. Farrington, Jr.
                          Fax: +1 203 363 7676

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. All notices given pursuant to this Section 11.4 shall be deemed to have been given: (a) when delivered, if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on the business day after dispatch, if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) business day following the date of mailing, if sent by mail.

     11.5 Applicable Law; Venue.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the [C.I.] and the patent laws of the relevant jurisdiction of a patent included within the Licensed Patents, without reference to any rules of conflict of laws or renvoi.

          (b) [C.I.] If a dispute arising out of or relating to this Agreement, including any question regarding this Agreement's existence, validity or termination, or a dispute as to whether PhotoCure has made, used, sold, offered for sale, or imported a Licensed Product in a manner that infringes a Licensed Patent and is not covered by the licenses granted in Sections 2.1, 2.2 and 2.3 occurs, any Party may, by written notice to the other, refer such dispute to [C.I.] designated below or their successors, for attempted resolution by good faith negotiations [C.I.] after such notice is received by the other Party. Such negotiations shall not be admissible in any [C.I.] proceeding. [C.I.].

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

     (c) Arbitration. If [C.I.] do not resolve any such dispute within such [C.I.] the dispute shall be [C.I.] by arbitration in [C.I.] under the Rules of the [C.I.] by three (3) arbitrators appointed in accordance with said Rules. The decision reached by such arbitrators in any such proceeding shall be final and binding upon the parties thereto. The arbitration proceeding shall be conducted in the English language. The parties expressly agree that leave to appeal under [C.I.] or an application for the determination of a [C.I.] under [C.I.] may not be sought with respect to any question of law arising from an award.

     (d) Provisional Remedies. The procedures specified in this Section 11.5 shall be [C.I.] for the resolution of disputes between the Parties arising out of, relating to, or in connection with this Agreement or the breach, termination or validity thereof and disputes between the Parties concerning whether PhotoCure has made, used, sold, offered for sale, or imported a Licensed Product in a manner that infringes a Licensed Patent and is not covered by the licenses granted in Sections 2.1, 2.2 and 2.3; provided, that a Party, [C.I.] if in its sole judgment such action is necessary to avoid [C.I.]. Despite such action, the Parties will continue to participate in good faith in the procedures specified in this Section 11.5.

     11.6 Entire Agreement; Amendments. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, either oral or written, with regard to the license and sublicense to PhotoCure of Licensed Patents are superseded by the terms of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.

     11.7 Headings. The captions to the several Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Sections hereof.

     11.8 Independent Contractors. It is expressly agreed that DUSA and PhotoCure shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither DUSA nor PhotoCure shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

     11.9 Waiver. The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party, whether of a similar nature or otherwise.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

     11.10 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

     11.11 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

     11.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.13 Recording. Each of the DUSA Entities shall sign such documents and take such steps as may be reasonably requested by PhotoCure to allow the recording of a notice of license or other evidence of this Agreement in the United States Patent and Trademark Office and other applicable patent offices. All recording fees and other costs incurred shall be paid by PhotoCure.

                                      * * *

                                                                   EXHIBIT 10(a)

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

DUSA PHARMACEUTICALS, INC.              PHOTOCURE ASA


BY:                                     BY:
    ---------------------------------       ------------------------------------
    D. Geoffrey Shulman,                    Kjetil Hestdal,
    Chairman of the Board and Chief         President
    Executive Officer

                   SIGNATURE PAGE for Patent License Agreement

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

                                                                      SCHEDULE A

                                LICENSED PATENTS

[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
------   ------   ------   ------   ------   ------
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
------   ------   ------   ------   ------   ------
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]            [C.I.]            [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]   [C.I.]
[C.I.]

                                                                   EXHIBIT 10(A)

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL
                                                                    SCHEDULE 4.3

          ROYALTIES ON CURRENT PRODUCTS UNDER EXISTING LICENSED PATENTS

                                              ROYALTY DUE IF APPROVED INDICATION FOR:
                                             -----------------------------------------
                                             PHOTODIAGNOSIS        METVIX PRODUCT
                                EXPIRATION    (I.E., HEXVIX   ------------------------
TITLE    COUNTRY   PATENT NO.      DATE         PRODUCT)        AK       BCC     ACNE
-----    -------   ----------   ----------   --------------   ------   ------   ------
[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

                                              ROYALTY DUE IF APPROVED INDICATION FOR:
                                             -----------------------------------------
                                             PHOTODIAGNOSIS        METVIX PRODUCT
                                EXPIRATION    (I.E., HEXVIX   ------------------------
TITLE    COUNTRY   PATENT NO.      DATE         PRODUCT)        AK       BCC     ACNE
-----    -------   ----------   ----------   --------------   ------   ------   ------
[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY
                                                                    CONFIDENTIAL

                                              ROYALTY DUE IF APPROVED INDICATION FOR:
                                             -----------------------------------------
                                             PHOTODIAGNOSIS        METVIX PRODUCT
                                EXPIRATION    (I.E., HEXVIX   ------------------------
TITLE    COUNTRY   PATENT NO.      DATE         PRODUCT)        AK       BCC     ACNE
-----    -------   ----------   ----------   --------------   ------   ------   ------
[C.I.]    [C.I.]     [C.I.]       [C.I.]         [C.I.]       [C.I.]   [C.I.]   [C.I.]

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 5.1(F)

DUSA Pharmaceuticals, Inc., a New Jersey corporation; and Queen's University at Kingston, a Canadian academic organization v. New England Compounding Pharmacy, Inc., a Massachusetts corporation
United States District Court for the District of Massachusetts
Civil Action No. 04-12703-NMG

DUSA Pharmaceuticals, Inc., a New Jersey corporation; and Queen's University at Kingston, a Canadian academic organization v. Amira El-Alayli Soheim, M.D., Individually, and d/b/a Harper Laser Clinic
United States District Court for the Eastern District of Michigan Southern Division
Case No.: 2: 06-cv-10273

DUSA Pharmaceuticals, Inc., a New Jersey corporation; and Queen's University at Kingston, a Canadian academic organization v. Dianne Quibell, M.D., a Massachusetts resident, and Premier Medical Associates, a Massachusetts professional corporation
United States District Court for the District of Massachusetts
Civil Action No. 06-CA-10122-MEL

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                              SCHEDULE 5.6(A)(I)

              LETTER AGREEMENT TERMINATING THE MEDIATION AGREEMENT

                   [LETTERHEAD OF DUSA PHARMACEUTICALS, INC.]

     ____ ___, 2006

     PhotoCure ASA
     Hoffsveien 48, NO-0377
     Oslo, Norway

     Galderma S.A.
     Zugerstrasse 8
     6330 CHAM

     Switzerland

     Queen's University at Kingston
     Kingston, Ontario
     Canada K7L 3N6

     Re: Termination of the Mediation Agreement in connection with the Patent License Agreement

     Ladies and Gentlemen:

     Reference is made to the Mediation Agreement (the "AGREEMENT") dated as of August 17, 2004 by and among PhotoCure ASA ("PHOTOCURE"), Galderma S.A., DUSA Pharmaceuticals, Inc. ("DUSA") and Queen's University at Kingston (collectively, the "PARTIES"). References in this letter agreement to "SECTIONS" shall be to Sections of the Agreement.

     The Parties hereby agree that in connection with PhotoCure and DUSA entering into the Patent License Agreement (the "PATENT LICENSE AGREEMENT") and to facilitate the transactions contemplated thereby, there is no longer any reason to continue the term of the Agreement. Now therefore, for good and valuable consideration, the receipt of which is hereby acknowledged by each Party, the Parties mutually agree to terminate the Agreement and their respective rights and obligations thereunder effective as of the Effective Date (as such term is defined in the Patent License Agreement, which date shall be hereinafter referred to as the "TERMINATION DATE"), except that Paragraphs 4, 5, 6, 7, 8 and 9 of the Agreement shall continue. The Parties further agree that there shall be no liability to any Party arising as a result of or in connection with such termination.

     Except as expressly set forth herein, upon termination of the Agreement no Party shall have any further rights, obligations or liabilities to the other under the Agreement.

     Please confirm your agreement with the foregoing by countersigning both copies of this letter where indicated and returning one copy to DUSA Pharmaceuticals, Inc. at the address indicated above.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Very truly yours,

DUSA Pharmaceuticals, Inc.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Accepted and agreed:

PhotoCure ASA


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


Queen's University at Kingston


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


Galderma S.A.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                             SCHEDULE 5.6(A)(II)

                            NON-DISTURBANCE AGREEMENT

___, 2006

PhotoCure ASA
Hoffsveien 48
N-0377 Oslo
NORWAY
Attention: President and CEO

Gentlemen:

PARTEQ Research and Development Innovations, a non-profit corporation without share capital incorporated under the laws of the Province of Ontario and having a principal office and place of business at Queen's University at Kingston, Kingston, Ontario, Canada K7L 3N6 ("PARTEQ") hereby represents and warrants to PhotoCure that:

     (a) the Amended and Restated License Agreement between PARTEQ and DUSA Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of New Jersey, having a principal office and place of business at 25 Upton Drive, Wilmington, Massachusetts, USA 01887 ("DUSA") dated March 11, 1998 (the "PARTEQ LICENSE") is in full force and effect on the date hereof;

     (b) that, as of the date hereof, neither of the parties to the PARTEQ License is in default in the performance of its obligations thereunder nor are there any circumstances that with the passage of time or the giving of notice, or both, could constitute a default thereunder;

     (c) the execution and delivery of the attached Patent and License Agreement, dated as of ____, 2005, between DUSA and PhotoCure (the "PhotoCure License") is not in violation of the terms and conditions of the PARTEQ License; and

     (d) Notwithstanding anything to the contrary in the PARTEQ License, in the event that the PARTEQ License is terminated and neither PhotoCure nor its Sublicensees or Distributors are then in breach of the PhotoCure License, Queen's and PARTEQ agree that the ongoing rights of PhotoCure to the Kennedy Licensed Patents as set forth in the PhotoCure License shall not be affected and shall remain undisturbed and shall continue in full force and effect as if they were direct licenses between PARTEQ and Queen's and PhotoCure on the same terms as provided in the PhotoCure License, except that royalties payable under the PhotoCure License shall be paid by PhotoCure as directed in a joint written notice signed by Parteq and DUSA.

     Enclosed are triplicate copies of this letter. If the foregoing is acceptable to you, please have all three copies signed and return one fully executed copy of this letter to us.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Sincerely,

PARTEQ RESEARCH & DEVELOPMENT INNOVATIONS


By:
    -------------------------------------
Name:
      -----------------------------------
Title:
       ----------------------------------

AGREED TO AND ACCEPTED BY:


DUSA PHARMACEUTICALS, INC.                  PHOTOCURE ASA


By:                                         By:
    -------------------------------------       --------------------------------
Name:                                       Name:
      -----------------------------------         ------------------------------
Title:                                      Title:
       ----------------------------------          -----------------------------

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                                 SCHEDULE 9.5(B)

                                 PRESS RELEASES

FOR IMMEDIATE RELEASE

DUSA PHARMACEUTICALS AND PHOTOCURE ASA SETTLES PATENT DISPUTE

WILMINGTON, MA (USA) AND OSLO, NORWAY date xx/yy/2006- DUSA Pharmaceuticals, Inc. (NASDAQ NMS: DUSA) and PhotoCure ASA (OSE: PHO) today announced a licensing agreement under which Dusa grants PhotoCure a worldwide license under its patents relating to ALA esters.

PhotoCure will pay royalties on sales of its Metvix(R) and Hexvix(R) ester products as well as new products as long as DUSA holds patents in the US and certain other territories, including a prepaid royalty amount payable on 1 June 2006.

"This is good news for both companies and will strengthen our ability to achieve our commercial goals for Metvix, Hexvix and new products in development in attractive territories", said Kjetil Hestdal, president and CEO, PhotoCure. "This allows the two companies to focus on commercial development of their own products and exploring the potentials of their technology platforms," said D. Geoffrey Shulman, Chairman and CEO, DUSA.

ABOUT DUSA PHARMACEUTICALS

DUSA Pharmaceuticals, Inc. is a biopharmaceutical company engaged primarily in the development of Levulan(R) Photodynamic Therapy (PDT) and Photodetection (PD) for multiple medical indications, with its primary focus in dermatology. PDT and PD utilize light-activated compounds such as Levulan(R) to induce a therapeutic or detection effect. The Company maintains offices in Wilmington, MA, Valhalla, NY, and Toronto, Ontario. Except for historical information, this news release contains certain forward-looking statements that represent our current expectations and beliefs concerning future events, and involve certain known and unknown risk and uncertainties. These factors include, without limitation, the maintenance of our patent portfolio, changes in our long and short term goals and other risks and uncertainties identified in DUSA's Form 10-K for the year ended December 31, 2004.

ABOUT PHOTOCURE

PhotoCure ASA is a Norwegian pharmaceutical company listed on the Oslo Stock Exchange. The company develops and sells pharmaceuticals and medical devices for the treatment and diagnosis of different types of cancer. The products are based on proprietary photodynamic technologies, targeting specific dermatology and oncology markets.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Through worldwide studies, PhotoCure is developing its technology for new indications, such as acne, colon cancer and cervical cancer. The aim is to create a broad pipeline of follow-on products and technologies. PhotoCure is also developing photochemical internalization (PCI), a technology for light-directed drug delivery through its subsidiary PCI Biotech AS.

For further information contact:

D. GEOFFREY SHULMAN, MD, Chairman & and CEO or SHARI LOVELL, Director, Shareholder Services
Tel: 416.363.5059 Fax 416.363.6602
or visit www.dusapharma.com

PhotoCure Contacts:
President and CEO KJETIL HESTDAL
Or CFO CHRISTIAN FEKETE
Tel: +47 22 06 22 10 Fax +47 22 06 22 18
Or visit www.photocure.com